UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2010

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Northwest Pipe Company

5721 SE Columbia Way Suite 200

Vancouver WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On October 22, 2010, Northwest Pipe Company (the “Company”) and Bank of America, N.A., as Administrative Agent, entered into an Eighth Amendment to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”). The Credit Agreement Amendment amends the Amended and Restated Credit Agreement dated May 31, 2007, as amended to date (the “Credit Agreement”). The Credit Agreement Amendment effects certain changes to the terms of the Credit Agreement, including: (i) extending the dates by which the Company is required to deliver to the lenders audited consolidated financial statements for the year ended December 31, 2009, and unaudited consolidated financial statements for the quarters ended September 30, 2009, March 31, 2010 and June 30, 2010; (ii) reducing the amount of the revolving loan, swing line loan and letters of credit available under the Credit Agreement from an aggregate of $117.5 million to $110 million during the period ending upon delivery of the financial statements identified in (i) above; and (iii) amending the definitions of Consolidated EBITDA, Consolidated Net Income and Temporary Availability Block. The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is filed herewith as Exhibit No. 10.1 to this Report, and is incorporated herein by reference.

On October 22, 2010, the Company and Prudential Investment Management, Inc. and certain of its affiliates (“Prudential”) entered into an Eighth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement (the “Note Purchase Agreement Amendment”). The Note Purchase Agreement Amendment amends the Amended and Restated Note Purchase and Private Shelf Agreement dated as of May 31, 2007, as amended to date (the “Note Purchase Agreement”). The Note Purchase Agreement Amendment effects certain changes to the terms of the Note Purchase Agreement, including: (i) extending the dates by which the Company is required to deliver to Prudential audited consolidated financial statements for the year ended December 31, 2009, and unaudited consolidated financial statements for the quarters ended September 30, 2009, March 31, 2010 and June 30, 2010; and (ii) amending the definition of Consolidated EBITDA. The foregoing description of the Note Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement Amendment, which is filed herewith as Exhibit No. 10.2 to this Report, and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Eighth Amendment to Amended and Restated Credit Agreement by and among Northwest Pipe Company and Bank of America, N.A., as Administrative Agent

10.2	Eighth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement by and among Northwest Pipe Company and Prudential Investment Management, Inc. and certain affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 27, 2010.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Stephanie J. Welty
Stephanie J. Welty, Senior Vice President
and Chief Financial Officer